UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 7, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisitions
As previously disclosed, on October 10, 2013 (“Closing Date 1”), Steadfast Income REIT, Inc. (the “Company”), through its wholly-owned subsidiaries, as described below, acquired a 228-unit multifamily residential community located in Cypress, Texas, commonly known as Waterford Place at Riata Ranch (the “Waterford Property”); a 294-unit multifamily residential community located in Houston, Texas, commonly known as Villas at Huffmeister (the “Huffmeister Property”); and a 330-unit multifamily residential community located in Kingwood, Texas, commonly known as Villas at Kingwood (the “Kingwood Property”). On November 7, 2013 (“Closing Date 2”), the Company acquired a fee simple interest in a 232-unit multifamily residential community located in Houston, Texas, commonly known as Carrington Park at Huffmeister (the “Carrington Park Property”); a 284-unit multifamily residential community located in Houston, Texas, commonly known as Carrington at Champion Forest (the “Champion Forest Property”); and a 324-unit multifamily residential community located in Houston, Texas, commonly known as Carrington Place (the “Carrington Place Property”). The Waterford Property, the Huffmeister Property, the Kingwood Property, the Carrington Park Property, the Champion Forest Property and the Carrington Place Property (each a “Property” and, collectively, the “Properties”) were acquired from the same third-party seller (“Seller”) and are located in the same geographic area. For purposes of this Form 8-K, the Company views the acquisition of the Properties as a series of related transactions with respect to an acquisition of a portfolio of properties.
Acquisition of Waterford Place at Riata Ranch
On Closing Date 1, the Company, through SIR Waterford Riata, LLC (“SIR Waterford Riata”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Waterford Property.
SIR Waterford Riata acquired the Waterford Property for an aggregate purchase price of $23,400,000, exclusive of closing costs. SIR Waterford Riata financed the payment of the purchase price for the Waterford Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $16,340,000 (the “Waterford Loan”) from PNC Bank, National Association (“PNC”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation Capital Markets Execution Program (the “Freddie Mac Loan Program”) and evidenced by a Multifamily Note dated October 10, 2013 (the “Waterford Note”). For additional information on the terms of the Waterford Loan, see Item 2.03 below.
The Waterford Property was constructed in 2008 and is comprised of nine three-story residential buildings situated on an approximately 11.85 acre site. The apartment homes are comprised of 104 one bedroom/one bath units, 104 two bedroom/two bath units and 20 three bedroom/two bath units that average 1,036 square feet with an average monthly rent of $1,031 as of October 2, 2013. Unit amenities at the Waterford Property include washer and dryers, vaulted ceilings, crown molding, walk-in closets, microwaves, self-cleaning ovens, frost-free refrigerators, dishwashers, patio and/or balconies and garbage disposals. Property amenities at the Waterford property include a clubhouse, business center, fitness facility, game and sports room, a pool, a picnic area, barbecue grills and a gated entrance. As of October 2, 2013, the Waterford Property was approximately 95.2% occupied.
An acquisition fee of approximately $474,000 was earned by Steadfast Income Advisor, LLC (the “Advisor”) in connection with the acquisition of the Waterford Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Villas at Huffmeister
On Closing Date 1, the Company, through SIR Huffmeister Villas, LLC (“SIR Huffmeister Villas”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Huffmeister Property.

SIR Huffmeister Villas acquired the Huffmeister Property for an aggregate purchase price of $37,600,000, exclusive of closing costs. SIR Huffmeister Villas financed the payment of the purchase price for the Huffmeister Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $25,963,000 (the “Huffmeister Loan”) from PNC pursuant to the requirements of the Freddie Mac Loan Program and evidenced by a Multifamily Note dated October 10, 2013 (the “Huffmeister Note”). For additional information on the terms of the Huffmeister Loan, see Item 2.03 below.
The Huffmeister Property was built in 2007 and consists of 30 two-story residential buildings situated on an approximately 22.0 acre site. The apartment homes are comprised of 100 one bedroom/one bath units, 150 two bedroom/two bath units, 20 two bedroom/two and half bath townhomes and 24 three bedroom/two bath units that average 1,157 square feet with an average monthly rent of $1,133 as of October 2, 2013. Unit amenities at the Huffmeister Property include washer and dryers, vaulted ceilings, crown molding, walk-in closets, microwaves, self-cleaning ovens, frost-free refrigerators, dishwashers and garbage disposals. In addition, select units have patios and/or balconies and outside storage facilities. Property amenities at the Huffmeister Property include a clubhouse, business center, fitness facility, game and sports room, a pool, a picnic area, barbecue grills and a gated entrance. As of October 2, 2013 the Huffmeister Property was approximately 95.6% occupied.
An acquisition fee of approximately $760,000 was earned by the Advisor in connection with the acquisition of the Huffmeister Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.8 to this Current Report on Form 8-K and incorporated herein by reference.
Acquisition of Villas at Kingwood
On Closing Date 1, the Company, through SIR Kingwood Villas, LLC (“SIR Kingwood”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Kingwood Property.
SIR Kingwood acquired the Kingwood Property for an aggregate purchase price of $40,150,000, exclusive of closing costs. SIR Kingwood financed the payment of the purchase price for the Kingwood Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $28,105,000 (the “Kingwood Loan”) from PNC pursuant to the requirements of the Freddie Mac Loan Program and evidenced by a Multifamily Note dated October 10, 2013 (the “Kingwood Note”). For additional information on the terms of the Kingwood Loan, see Item 2.03 below.
The Kingwood Property was built in 2008 and consists of 31 three-story residential buildings situated on an approximately 25.0 acre site. The apartment homes are comprised of 124 one bedroom/one bath units, 168 two bedroom/two bath units and 38 three bedroom/two bath units that average 1,131 square feet with an average monthly rent of $1,140 as of October 2, 2013. Unit amenities at the Kingwood Property include washer and dryers, vaulted ceilings, crown molding, walk-in closets, balconies and/or patios, microwaves, self-cleaning ovens, frost-free refrigerators, dishwashers and garbage disposals. In addition, select units have outside storage facilities. Property amenities at the Kingwood property include a clubhouse, business center, fitness facility, game and sports room, a pool, a picnic area, barbecue grills and a gated entrance. As of October 2, 2013 the Kingwood Property was approximately 92.7% occupied.
An acquisition fee of approximately $812,000 was earned by the Advisor in connection with the acquisition of the Kingwood Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Carrington Park at Huffmeister
On Closing Date 2, the Company, through SIR Carrington Park, LLC (“SIR Carrington Park”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Carrington Park Property.
SIR Carrington Park acquired the Carrington Park Property for an aggregate purchase price of $25,150,000, exclusive of closing costs. SIR Carrington Park financed the payment of the purchase price for the Carrington Park Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $17,717,000 (the “Carrington Park Loan”) from Berkeley Point Capital LLC (“Berkeley Point”), pursuant to the requirements of the Fannie Mae Delegated Underwriting and Servicing program (the “Fannie Mae Loan Program”) and evidenced by a Multifamily Note dated November 7, 2013 (the “Carrington Park Note”). For additional information on the terms of the Carrington Park Loan, see Item 2.03 below.
The Carrington Park Property was built in 2008 and consists of 10 three-story residential buildings situated on an approximately 12.0 acre site. The garden-style property is comprised of 88 one bedroom/one bath units, 118 two bedroom/two bath units and 26 three bedroom/two bath units that average 1,113 square feet with an average monthly rent of $1,078. Unit amenities at the Carrington Park Property include washer and dryers, ceiling fans, vaulted ceilings, crown molding, built-in desks and/or shelves, garden tubs, walk-in closets and patios/balconies. Property amenities at the Carrington Park Property include a clubhouse, business center, gym, game/sports room, pool, picnic area, barbecue grills and gated entry. As of October 31, 2013, the Carrington Park Property was approximately 94.0% occupied.
An acquisition fee of approximately $509,500 was earned by the Advisor in connection with the acquisition of the Carrington Park Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.20 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Carrington at Champion Forest
On Closing Date 2, the Company, through SIR Carrington Champion, LLC (“SIR Carrington Champion”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Champion Forest Property.
SIR Carrington Champion acquired the Champion Forest Property for an aggregate purchase price of $33,000,000, exclusive of closing costs. SIR Carrington Champion financed the payment of the purchase price for the Champion Forest Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $22,959,000 (the “Champion Forest Loan”) from Berkeley Point, pursuant to the requirements of the Fannie Mae Loan Program and evidenced by a Multifamily Note dated November 7, 2013 (the “Champion Forest Note”). For additional information on the terms of the Champion Forest Loan, see Item 2.03 below.
The Champion Forest Property was built in 2008 and consists of 11 three-story residential buildings situated on an approximately 19.14 acre site. The garden-style property is comprised of 86 one bedroom/one bath units, 162 two bedroom/two bath units and 36 three bedroom/two bath units that average 1,139 square feet with an average monthly rent of $1,016. Unit amenities at the Champion Forest Property include washer and dryers, ceiling fans, vaulted ceilings, crown molding, built-in desks and/or shelves, walk-in closets and patios/balconies. In addition, select units have garden tubs and an outside storage/closet. Property amenities at the Champion Forest Property include a clubhouse, business center, gym, game/sports room, pool, picnic area, barbecue grills and gated entry. As of October 31, 2013, the Champion Forest Property was approximately 96.5% occupied.
An acquisition fee of approximately $667,000 was earned by the Advisor in connection with the acquisition of the Champion Forest Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.27 to this Current Report on Form 8-K and incorporated herein by reference.

Acquisition of Carrington Place
On Closing Date 2, the Company, through SIR Carrington Place, LLC (“SIR Carrington Place”), a wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Carrington Place Property.
SIR Carrington Place acquired the Carrington Place Property for an aggregate purchase price of $32,900,000, exclusive of closing costs. SIR Carrington Place financed the payment of the purchase price for the Carrington Place Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $22,376,000 (the “Carrington Place Loan”) from Berkeley Point, pursuant to the requirements of the Fannie Mae Loan Program and evidenced by a Multifamily Note dated November 7, 2013 (the “Carrington Place Note”). For additional information on the terms of the Carrington Place Loan, see Item 2.03 below.
The Carrington Place Property was built in 2004 and consists of 14 three-story residential buildings situated on an approximately a 20.71 acre site. The garden-style property is comprised of 110 one bedroom/one bath units, 172 two bedroom/two bath units and 42 three bedroom/two bath units that average 1,127 square feet with an average monthly rent of $992. Unit amenities at the Carrington Place Property include washer and dryers, ceiling fans, vaulted ceilings, crown molding and walk-in closets. In addition, select units have built-in desks and/or shelves, garden tubs and patios/balconies. Property amenities at the Carrington Place Property include a clubhouse, business center, gym, game/sports room, pool, picnic area, barbecue grills and gated entry. As of October 31, 2013, the Carrington Place Property was approximately 92.3% occupied.
An acquisition fee of approximately $665,000 was earned by the Advisor in connection with the acquisition of the Carrington Place Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.34 to this Current Report on Form 8-K and incorporated herein by reference.

Property Management

Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Company, and the owner of each Property entered into a Property Management Agreement (each a “Management Agreement”) on the respective Closing Date, pursuant to which Steadfast Management will serve as the exclusive manager and leasing agent of each Property. Pursuant to the Management Agreements, each Property owner will pay Steadfast Management a monthly management fee in an amount equal to 2.75% of the Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial one-year term and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Management Agreement. The Property owner may terminate the Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for thirty (30) days after written notification of such breach.
The material terms of the Management Agreements described herein are qualified in their entirety by the Property Management Agreements, a copy of each which is attached hereto as Exhibits 10.3, 10.9, 10.15, 10.21, 10.28 and 10.35 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Property Loans
Closing Date 1 Property Loans
In connection with the acquisition of the Waterford Property, SIR Waterford Riata borrowed $16,340,000 from PNC pursuant to the Waterford Note; in connection with the acquisition of the Huffmeister Property, SIR Huffmeister Villas borrowed $25,963,000 from PNC pursuant to the Huffmeister Note; and in connection with the acquisition of the Kingwood Property, SIR Kingwood borrowed $28,105,000 from PNC pursuant to the Kingwood Note (each a “Closing 1 Loan”). In connection with each applicable Property's note, the respective Property owner also entered into a Multifamily Loan and Security Agreement (a “PNC Loan Agreement”) and a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (a “PNC Mortgage,” and, collectively, with the PNC Loan Agreement and respective Property's note, the “PNC Loan Documents”).
Interest on each Closing 1 Loan will accrue at a monthly adjustable rate as further described in the PNC Loan Documents. Monthly payments of interest only for the first year, and principal and interest thereafter (as described in the applicable Property notes) are due and payable on the first day of each month until the monthly payment due on November 1, 2020 (the “PNC Maturity Date”). The entire outstanding principal balance of each Property loan, plus any accrued and unpaid interest thereon, is due and payable in full on the PNC Maturity Date. So long as any monthly payment due under each Property loan is not received by PNC for more than ten (10) days after such payment is due, the Property owner will pay to PNC a late charge equal to 5.0% of the amount of the payment due, unless applicable law requires a lesser amount be charged. The Property owner may voluntarily prepay all of the unpaid principal balance of its applicable loan and all accrued interest thereon and other sums due to PNC under the applicable Property note upon written notice to PNC at least thirty (30) days prior to such prepayment. The Property owner may also be required to pay a prepayment fee to PNC equal to 5.0% of the amount of principal being repaid, as further described in the respective Property note in connection with any voluntary prepayment of a Property loan.
The performance of the obligations of a Property owner under a Closing 1 Loan are secured by the related PNC Mortgage for the benefit of PNC. The Property owner will have no personal liability under the PNC Loan Documents for the repayment of the principal and interest and any other amounts due under its Property loan or for the performance of any other obligations under its respective PNC Loan Documents; provided that the Property owner will be personally liable to PNC for the repayment of a portion of the indebtedness under the Property loan equal to any loss or damage suffered by PNC as a result of the occurrence of certain ‘bad acts’ as outlined in the respective Property note.
In connection with the Closing 1 Loans, the Company absolutely, unconditionally and irrevocably guaranteed to PNC the full and prompt payment when due of all amounts for which the Property owners are personally liable under the applicable Property notes and all costs and expenses in enforcing PNC’s rights under the respective Guaranty.
The material terms of the agreements described in this section are qualified in their entirety by the agreements attached as Exhibits 10.4, 10.5, 10.6, 10.7, 10.10, 10.11, 10.12 10.13, 10.16, 10.17, 10.18 and 10.19 to this Current Report on Form 8-K and incorporated herein by reference.
Closing Date 2 Property Loans
In connection with the acquisition of the Carrington Park Property, SIR Carrington Park borrowed $17,717,000 from Berkeley Point pursuant to the Carrington Park Note; in connection with the acquisition of the Champion Forest Property, SIR Champion Forest borrowed $22,959,000 from Berkeley Point pursuant to the Champion Forest Note; and in connection with the acquisition of the Carrington Place Property, SIR Carrington Place borrowed $22,376,000 from Berkeley Point pursuant to the Carrington Place Note (each a “Closing 2 Loan”). In connection with each Note, the respective Property owner also entered into a Multifamily Loan and Security Agreement (each a “Berkeley Loan

Agreement”), a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (each a “Berkeley Mortgage”) and an Environmental Indemnity Agreement (collectively with related Berkeley Loan Agreement, Berkeley Mortgage and respective Property note, the “Berkeley Loan Documents”).
Interest on the outstanding principal balance of each Closing 2 Loan will accrue at an adjustable monthly rate equal to the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits plus 2.16%. Monthly payments of interest only for the first two years, and interest and principal thereafter (as described in the Berkeley Loan Agreement) are due and payable on the first day of each month until the monthly payment due on December 1, 2023 (the “Berkeley Maturity Date”). The entire outstanding principal balance of each Property loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Berkeley Maturity Date. So long as any monthly payment under a Closing 2 Loan is not received by Berkeley Point for more than ten (10) days after such payment is due, the Property owner will pay to Berkeley Point a late charge equal to 5.0% of the amount of the payment due or such maximum rate of interest permitted by law. A Property owner may voluntarily prepay all of the unpaid principal balance of a Loan and all accrued interest thereon and other sums due to Berkeley Point under the Berkeley Loan Agreement on the last day of any calendar month, provided that the Property owner provides written notice to Berkeley Point at least twenty (20) days (if given via facsimile, e-mail or overnight courier) or thirty (30) days notice (if given by U.S. Postal Service) prior to such prepayment. Each Property owner may also be required to pay a prepayment fee to Berkeley Point calculated in accordance with the terms of the Berkeley Loan Documents in connection with any voluntary prepayment of the applicable Property loan.
The performance of the obligations of each Property owner under a Closing 2 Loan are secured by the Berkeley Mortgage for the benefit of Berkeley Point. A Property owner will have no personal liability under a Berkeley Loan Agreement for the repayment of the principal and interest and any other amounts due under the Berkeley Loan Documents or for the performance of any other obligations under the Berkeley Loan Documents; provided that the Property owner will be personally liable to Berkeley Point for the repayment of a portion of the indebtedness under the applicable Loan equal to any loss or damage suffered by Berkeley Point as a result of the occurrence of certain ‘bad acts’ as outlined in the Berkeley Loan Agreement.
In connection with the Closing 2 Loans, the Company absolutely, unconditionally and irrevocably guaranteed to Berkeley Point the full and prompt payment when due of all amounts for which each Property owner is personally liable under its respective Property note and all costs and expenses in enforcing Berkeley Point’s rights under the respective Guaranty.
The material terms of the agreements described in this section are qualified in their entirety by the agreements attached as Exhibits 10.22, 10.23, 10.24, 10.25, 10.26, 10.29. 10.30, 10.31, 10.32, 10.33, 10.36, 10.37, 10.38, 10.39 and 10.40 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b)     Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits.
Exhibit    Description

10.1
Real Estate Purchase and Sale Agreement, made and entered into as of August 23, 2013, between Steadfast Asset Holdings, Inc., TEL-LA Villas Kingwood, LLC, TEL-LA Champion Forest, LLC, TEL-LA Carrington Huffmeister, LLC, TEL-LA Villas Huffmeister, LLC, TEL-LA Riata Ranch, LLC, and TEL-LA Carrington Place Apartments, LLC, and First American Title Insurance Company, in its capacity as Escrowholder

10.2	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Waterford Riata, LLC

10.3	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Waterford Riata, LLC

10.4	Multifamily Note, effective as of October 10, 2013, by SIR Waterford Riata, LLC, in favor of PNC Bank, National Association

10.5	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Waterford Riata, LLC and PNC Bank, National Association

10.6	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Waterford Riata, LLC and PNC Bank, National Association

10.7	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.8	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Huffmeister Villas, LLC

10.9	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Huffmeister Villas, LLC

10.10	Multifamily Note, effective as of October 10, 2013, by SIR Huffmeister Villas, LLC, in favor of PNC Bank, National Association

10.11	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Huffmeister Villas, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Huffmeister Villas, LLC and PNC Bank, National Association

10.13	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.14	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Kingwood Villas, LLC

10.15	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Kingwood Villas, LLC

10.16	Multifamily Note, effective as of October 10, 2013, by SIR Kingwood Villas, LLC, in favor of PNC Bank, National Association

10.17	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Kingwood Villas, LLC and PNC Bank, National Association

10.18	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Kingwood Villas, LLC and PNC Bank, National Association

10.19	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.20	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Park, LLC

10.21	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Park, LLC

10.22	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Park, LLC, in favor of Berkeley Point Capital LLC

10.23	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Park, LLC and Berkeley Point Capital LLC

10.24	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Park, LLC and Berkeley Point Capital LLC

10.25	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.26	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Park, LLC, to and for the benefit of Berkeley Point Capital LLC

10.27	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Champion, LLC

10.28	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Champion, LLC

10.29	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Champion, LLC, in favor of Berkeley Point Capital LLC

10.30	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Champion, LLC and Berkeley Point Capital LLC

10.31	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Champion, LLC and Berkeley Point Capital LLC

10.32	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.33	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Champion, LLC, to and for the benefit of Berkeley Point Capital LLC

10.34	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Place, LLC

10.35	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Place, LLC

10.36	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Place, LLC, in favor of Berkeley Point Capital LLC

10.37	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Place, LLC and Berkeley Point Capital LLC

10.38	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Place, LLC and Berkeley Point Capital LLC

10.39	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.40	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Place, LLC, to and for the benefit of Berkeley Point Capital LLC

10.41	Press Release, dated November 13, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	November 13, 2013	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibits    Description

10.1
Real Estate Purchase and Sale Agreement, made and entered into as of August 23, 2013, between Steadfast Asset Holdings, Inc., TEL-LA Villas Kingwood, LLC, TEL-LA Champion Forest, LLC, TEL-LA Carrington Huffmeister, LLC, TEL-LA Villas Huffmeister, LLC, TEL-LA Riata Ranch, LLC, and TEL-LA Carrington Place Apartments, LLC, and First American Title Insurance Company, in its capacity as Escrowholder

10.2	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Waterford Riata, LLC

10.3	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Waterford Riata, LLC

10.4	Multifamily Note, effective as of October 10, 2013, by SIR Waterford Riata, LLC, in favor of PNC Bank, National Association

10.5	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Waterford Riata, LLC and PNC Bank, National Association

10.6	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Waterford Riata, LLC and PNC Bank, National Association

10.7	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.8	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Huffmeister Villas, LLC

10.9	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Huffmeister Villas, LLC

10.10	Multifamily Note, effective as of October 10, 2013, by SIR Huffmeister Villas, LLC, in favor of PNC Bank, National Association

10.11	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Huffmeister Villas, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Huffmeister Villas, LLC and PNC Bank, National Association

10.13	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. to and for the benefit of PNC Bank, National Association

10.14	Assignment and Assumption of Purchase Agreement, dated as of October 4, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Kingwood Villas, LLC

10.15	Property Management Agreement, made and entered into as of October 10, 2013, by and between Steadfast Management Company, Inc. and SIR Kingwood Villas, LLC

10.16	Multifamily Note, effective as of October 10, 2013, by SIR Kingwood Villas, LLC, in favor of PNC Bank, National Association

10.17	Multifamily Loan and Security Agreement, dated as of October 10, 2013, by and between SIR Kingwood Villas, LLC and PNC Bank, National Association

10.18	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 10, 2013, by and among SIR Kingwood Villas, LLC and PNC Bank, National Association

10.19	Guaranty, dated as of October 10, 2013, by Steadfast Income REIT, Inc. for the benefit of PNC Bank, National Association

10.20	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Park, LLC

10.21	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Park, LLC

10.22	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Park, LLC, in favor of Berkeley Point Capital LLC

10.23	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Park, LLC and Berkeley Point Capital LLC

10.24	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Park, LLC and Berkeley Point Capital LLC

10.25	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.26	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Park, LLC, to and for the benefit of Berkeley Point Capital LLC

10.27	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Champion, LLC

10.28	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Champion, LLC

10.29	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Champion, LLC, in favor of Berkeley Point Capital LLC

10.30	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Champion, LLC and Berkeley Point Capital LLC

10.31	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Champion, LLC and Berkeley Point Capital LLC

10.32	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.33	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Champion, LLC, to and for the benefit of Berkeley Point Capital LLC

10.34	Assignment and Assumption of Purchase Agreement, dated as of November 1, 2013, by and between Steadfast Asset Holdings, Inc. and SIR Carrington Place, LLC

10.35	Property Management Agreement, made and entered into as of November 7, 2013, by and between Steadfast Management Company, Inc. and SIR Carrington Place, LLC

10.36	Multifamily Note, effective as of November 7, 2013, by SIR Carrington Place, LLC, in favor of Berkeley Point Capital LLC

10.37	Multifamily Loan and Security Agreement, dated as of November 7, 2013, by and between SIR Carrington Place, LLC and Berkeley Point Capital LLC

10.38	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 7, 2013, by and among SIR Carrington Place, LLC and Berkeley Point Capital LLC

10.39	Guaranty of Non-Recourse Obligations, dated as of November 7, 2013, by Steadfast Income REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.40	Environmental Indemnity Agreement, dated as of November 7, 2013, by SIR Carrington Place, LLC, to and for the benefit of Berkeley Point Capital LLC

10.41	Press Release, dated November 13, 2013